Exhibit 99

Growing Revenue, Driving Efficiencies Michael T. Vea Chairman, President and Chief Executive Officer Investor Presentation Midwest 2005 Super-Community Bank Conference Chicago, IL March 1 - 2, 2005

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements are provided to assist in the understanding of future financial performance. They are based on current expectations and involve a number of risks and uncertainties. Actual results could materially differ from the results anticipated in any forward-looking statements. Factors that might cause such a difference include, but are not limited to: general, regional, and local economic conditions which affect interest rates and net income, credit risks and risks of concentration (geographic and by industry) within the company's loan portfolio, the outcome of efforts to manage interest rate sensitivity within the balance sheet, competition, changes in regulations affecting financial institutions, and other matters discussed in this presentation Integra Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or to reflect events or conditions occurring after the date of this presentation.

Today's Presentation At A Glance Who We Are A proud heritage of community banking What We Are Accomplishing A platform for growth in place and arrows going in the right direction 2004 Results Accomplished our 3 primary goals of restructuring the balance sheet, continuing to increase earnings and continuing to improve credit 2005 Priorities 1) Continue earnings improvement 2) Enhance growth profile Continue metro market investment Accelerate loan growth Drive core checking account growth 3) Focus on driving efficiencies

Who We Are

Who We Are . . . Overview Founded in 1850 in Evansville, Indiana's 3rd largest city Common stock IBNK trades on NASDAQ Dividend paid every year since 1923 (*) Does not include nominee holders

Who We Are . . . An Experienced Team Conclusion: An experienced team with metropolitan market backgrounds

Who We Are . . . Recent History 1996-1998 Completed 14 mergers 2000 Vea joined, major credit and operational turnaround, built workout team, consolidated charters 2001 2002-2003 2004 Completed rebuild of management team, credit charge, 2 mergers Created sales and service processes, new products, employee training, board changes Restructured balance sheet, new investment thesis, improved financial performance

Who We Are... Investment Thesis A franchise with upside potential Migrating to a higher revenue growth company Leverage deposit gathering skills with metro lending opportunities Efficiency improvement opportunity P/E expansion opportunity A stock with attractive fundamentals Low price/ book Above peer dividend yield

Who We Are... Upside Potential Despite strong performance, our pricing lags peers Note: Peer group consists of the following: CBCF, FMBI, RBNC, PRK, AMFI, WSBC, FFBC, CHFC, SRCE, FRME, IBCP, CBC, CTBI, HTLF, MBHI, THFF, FINB, RBCAA, LKFN

What We Are Accomplishing

What We Are Accomplishing (*) . . . (*) 1Q04 adjusted to remove restructuring expense and securities gains, reconcilement in Appendix

What We Are Accomplishing . . . Loan Growth Consumer Loans have grown 15.8% CAGR from 2000 to 2004 ($ in 000s)

What We Are Accomplishing . . . Commercial Loan Rebound Strengthening pipeline translated into balance growth in 4Q04 ($ in 000s)

What We Are Accomplishing . . . Core Deposit Growth Valuable core deposits* have grown 7.4% CAGR from 2000 to 2004 Evansville** market share has grown from 9% in 2000 to 16% in 2004 ** Evansville market share is defined as Vanderburgh County from FDIC deposit data * Equals non-interest bearing, interest checking, money market and savings deposits ($ in 000s)

What We Are Accomplishing . . . Deposit mix transformation Deposit Composition 1Q01 24% 16% 60% Deposit Composition 4Q04 37% 19% 44% Time Checking Mmkt/ Svgs Checking Time Mmkt/ Svgs Sales trends and pricing discipline are translating into more attractive deposit mix

What We Are Accomplishing . . . Fee Income Growth Service charges on deposit accounts have grown 12% CAGR from '00 to '04 Fee ratio (excluding securities gains) has increased from 8.4% in '00 to 17.7% in '04 ($ in 000s)

What We Are Accomplishing . . . Efficiency Gains Critical analysis of all new hires Has contributed to an improving efficiency ratio

What We Are Accomplishing . . . Credit Quality Improvements NPAs have been cut by more than half since 2000 ($ in 000s)

What We Are Accomplishing . . . Maintain attractive dividend and strong capital position Attractive dividend yield maintained Continue to be well capitalized from a regulatory perspective Note: Peer group consists of the following: CBCF, FMBI, RBNC, PRK, AMFI, WSBC, FFBC, CHFC, SRCE, FRME, IBCP, CBC, CTBI, HTLF, MBHI, THFF, FINB, RBCAA, LKFN Regulatory Guidelines for Well Capitalized Institutions

2004 Results

2004 Goals... 1) Restructure balance sheet 2) Continue to increase earnings 3) Continue to improve credit

2004 Results... Restructure Balance Sheet Springboard to accelerate our growth plan Restructured balance sheet in 1Q04, which resulted in: Improved liquidity Improved earnings quality Reduced interest rate risk Debt prepayment costs of $35.1MM, AT created a loss of $6.6MM in 2004 Goal achieved

2004 Results... Increase Earnings Comparison of 4Q04 to 4Q03 Net income up 45% Net interest margin up 81 bps Low cost deposit growth Balance sheet restructuring Credit leverage Expense control Despite a decrease in commercial loan balances Goal achieved

2004 Results... Continue Credit Improvements Net chargeoffs only 15 bps of total average loans in 2004 Non-performing assets (NPAs) declined $3.5 million, or 16%, from end of 2003 Reserves to NPAs increased 13% to 127% from the end of 2003 Focus on continuing to reduce NPAs and improving coverage ratios in 2005 Goal achieved

2004 Summary... In 2004, Integra Bank met its goals to: Continue to strengthen balance sheet Continue to increase earnings Continue to improve credit And maintained a strong dividend and capital position

IBNK Price Performance Total Holding Period Return = 39% Total Annual Equivalent Return = 18% Dividend yield of 2.84% on Jan 31, 2005

2005 Priorities

2005 Priorities... Enhance Growth Profile Grow Revenue Execute loan initiatives in consumer, small business, and commercial real estate Step up deposit initiatives in High Performance Checking (consumer) and cash management Quicken Transformation Build out our presence in the Cincinnati/ Northern Kentucky market Selective acquisitions in targeted markets Continue to execute on strategies to shed/ improve under-performing units Continue efficiency improvements Service Quality/ Employee Development Sustain "I CARE" service initiatives Increase mystery shopping inspection and accountability Continue employee training and development

2005 Priorities... Grow Revenue Accelerate loan growth Metro commercial real estate strategy Hired CRE team that executive management worked with previously and enhanced risk management team Loan production offices open in Cincinnati, Louisville and Cleveland Target high end developers with strong credits and proven track records $135MM in balances as of end of December '04 Booked first loans in July '03 Average relationship size of $3MM Primarily floating rate construction loans

2005 Priorities... Grow Revenue Drive High Performance Checking Growth Checking accounts are our "Core" product that drives consumer relationships Enhanced focus on core checking account acquisition through product simplification and leveraging marketing expertise All employees trained in the 90 days prior to launch in Jan '05 Similar program to BankAtlantic, TCF Financial, and Hibernia Accelerate growth through existing branch network by increasing same store sales Goal is to double retail checking account openings in 2005

2005 Priorities... Quicken Transformation Community 72% Metro 28% Community 50% Metro 50%

2005 Priorities... Quicken Transformation Drive efficiencies Continue to execute on strategies to shed/ improve under- performing units Sold credit card portfolio in 2Q04, rural branch sale announced 4Q04 with 2Q05 expected close 4Q04 efficiency ratio of 64.7% Reducing ratio by 1% on the expense side results in approximately $1.2MM in annual NIE savings Strategic acquisitions Focus on metro markets $100MM - $1Bn asset size

In Closing... Earnings Estimates 2004 net operating EPS(*) was $1.45 2005 First Call earnings estimate of $1.61 11% year over year earnings growth Key drivers: single digit loan growth, fairly stable margin, continued positive trends in deposits, expense control and credit Excludes expected branch sale gain in 2Q05 as well as option expense 7 analysts cover IBNK * Net Operating EPS is net income (loss) per share excluding gain on sale of credit cards, securities gains, severance pay, and debt extinguishment expense

In Closing... Investment Thesis A franchise with upside potential Migrating to a higher revenue growth company Leverage deposit gathering skills with metro lending opportunities Efficiency improvement opportunity P/E expansion opportunity A stock with attractive fundamentals Low price/ book Above peer dividend yield

Thank You For more information: Visit our website, www.integrabank.com Listen to our web casts to follow our progress Call our CEO, Mike Vea, with additional questions (812) 464-9604

Appendix